Supplement to the Statutory Prospectus and Summary Prospectus

CREDIT SUISSE STRATEGIC INCOME FUND

The following information supersedes certain information contained in the Fund's Prospectuses.

Effective July 18, 2018, the following information replaces the information set forth on Pages 24 and 25 of the Statutory Prospectus and Page 1 of the Summary Prospectus:

CREDIT SUISSE STRATEGIC INCOME FUND—SUMMARY

INVESTMENT OBJECTIVE

The fund seeks total return.

FEES AND FUND EXPENSES

The accompanying tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in this Prospectus on page 102 under the heading "Other Shareholder Information—Classes of Shares and Sales Charges" and on page 107 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 73 under the heading "Additional Purchase and Redemption Information."

Shareholder fees
(paid directly from your investment)	CLASS A	CLASS C	CLASS I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	NONE	NONE
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	NONE [1]	1.00%[2]	NONE
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	NONE	NONE	NONE
Annual fund operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fee	0.84%	0.84%	0.84%
Distribution and service (12b-1) fee	0.25%	1.00%	NONE
Other expenses	0.40%	0.40%	0.40%
Total annual fund operating expenses[3]	1.49%	2.24%	1.24%

  1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

  2  1% during the first year.

  3  Credit Suisse will waive fees and reimburse expenses so that the fund's annual operating expenses will not exceed 1.24% of the fund's average daily net assets for Class A shares, 1.99% of the fund's average daily net assets for Class C shares and 0.99% of the fund's average daily net assets for Class I shares. Waivers and expense reimbursements or credits are voluntary and may be discontinued at any time.

EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	ONE YEAR	THREE YEARS	FIVE YEARS	TEN YEARS
CLASS A (with or without redemption)	$619	$924	$1,250	$2,170
CLASS C (redemption at end of period)	$327	$700	$1,200	$2,575
CLASS C (no redemption)	$227	$700	$1,200	$2,575
CLASS I (with or without redemption)	$126	$393	$681	$1,500

Dated: July 18, 2018	16-0718 CS-PRO SIF-SUMPRO 2018-004